UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT

                          TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  FEBRUARY 13, 2006
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                            WESTERN GOLDFIELDS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                      IDAHO
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                 (State or Other Jurisdiction of Incorporation)

                  0-50894                                 38-3661016
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         (Commission File Number)              (IRS Employer Identification No.)

         1575 DELUCCHI LANE, SUITE 116
         RENO, NEVADA                                               89502
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         (Address of Principal Executive Offices)                 (Zip Code)

                                 (775) 337-9433
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On February 13, 2005, Western Goldfields, Inc., an Idaho corporation (the "Company"), closed (the "Initial Closing") a $3,700,000 of a total of a $6,000,000 non-brokered private placement (the "Private Placement"), pursuant to a securities purchase agreement (the "Purchase Agreement") with accredited investors (the "Initial Investors"). Pursuant to the Purchase Agreement the Company sold 12,333,333 units (the "Units") at the Initial Closing, each Unit consisting of one share of the Company's common stock, par value $0.01 per share (the "Common Stock"), and one half of one warrant (the "Warrant") to purchase one share of Common Stock (the "Warrant Shares"), at a price of $0.30 per Unit, for gross proceeds of $3,700,000. The gross proceeds received at the Initial Closing will be used (i) to pay any and all expenses incurred in connection with the sale of the Units, (ii) to pay for the filing and maintaining of any registration statement required by the Purchase Agreement, (iii) to pay off $1,500,000 face principal amount of notes (plus accrued and unpaid interest thereon and other expenses) issued to RMB International (Dublin) Limited and RMB Resources Limited, (iv) to pay $19,141.25 to legal counsel to lender (v) to pay $705,186.12 face principal amount of promissory notes (plus accrued and unpaid interest thereon) issued to Romarco Minerals, Inc. ("Romarco"); (vi) to pay off $225,000 of expenses incurred by Romarco in connection with the Merger Agreement, dated September 30, 2005 (the "Merger Agreement"), among the Company, Romarco and Romarco Merger Corporation (the "Merger Sub"); (vii) to pay $1,000,000 to Romarco in connection with the termination of the Merger Agreement, and (viii) for the general working capital requirements of the Company. The Company anticipates that second closing of 7,666,667 Units will occur on or prior to February 21, 2006.

         Under the Purchase Agreement, the Company has also agreed to: (i) file a registration statement on Form SB-2 with the Securities and Exchange Commission covering the resale of the shares of its common stock and the Warrant Shares, within 90 days following the Initial Closing and (ii) cause the registration statement to become effective within 120 days after filing the registration statement on Form SB-2.

         The Warrants issued to the Initial Investors at the Initial Closing have a two (2) year term and an initial exercise price equal to $0.45 per share, for an approximate of 6,166,665 shares of Common Stock. The exercise price of and the number of shares issuable under the warrants are subject to customary adjustments in certain events, including certain mergers, consolidations, sales of substantially all of the Company's assets, subdivision or combination of the Company's shares, stock dividends and other distributions by the Company.

         No representation, warranty, covenant, or agreement contained in the Purchase Agreement and/or Warrant is, or should be construed as, a representation or warranty by the Company to any person other than the Initial Investors, or a covenant or agreement of the Company or the Initial Investors with any other person. The representations and warranties in the Purchase Agreement and/or Warrant may be qualified by information that has not been filed with the Securities and Exchange Commission, may be qualified by materiality standards that differ from what may be viewed as material for securities law purposes, and represent an allocation of risk as between the parties as part of the transaction reflected in the purchase agreement and/or warrant. Moreover, the representations and warranties may become incorrect after the date of the Purchase Agreement and/or Warrant, and changes, if any, may not be reflected in the Company's public disclosures. The covenants and agreements contained in the Purchase Agreement and/or Warrant are solely for the benefit of the Company and the Initial Investors, and compliance with each covenant and agreement may be waived, and the time for performance under each covenant and agreement may be extended, by the party entitled to the benefit of the covenant or agreement.

         Copies of the forms of Purchase Agreement and Warrant relating to the Private Placement are attached hereto as Exhibit 10.1 and Exhibit 10.2 respectively, and are incorporated herein by reference. The summary contained in this report is qualified in its entirety by reference to the more detailed terms set forth in the Purchase Agreement and the Warrant.

         A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES.

         The Common Stock, Warrants and Warrant Shares described in Item 1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended.

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

The issuance did not involve any public offering; the Company made no solicitation in connection with the Offering other than communications with the Initial Investors; the Company obtained representations from the Initial Investors participating in the Private Placement regarding their investment intent and knowledge of the offering; and the Initial Investors either received or had access to adequate information about the Company in order to make informed investment decisions.

         The information set forth in Item 1.01 of this Report is incorporated by reference into this Item 3.02.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         (a) On February 13, 2006, James Mancuso notified the Company of his resignation from the Company's board of directors. As of such date, Mr. Mancuso was a member of the Audit Committee, Compensation Committee, Corporate Governance Committee and Technical Committee.

         (b) On February 13, 2006, Douglas Newby resigned as Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer). On February 13, 2006, Becky Corigliano resigned as Chief Financial Officer (Principal Financial and Accounting Officer) of the Company. Mr. Newby will remain a member of the Company's board of directors.

         (c) On February 13, 2006 the Company's board of directors appointed the following to serve as new officers of the Company:

         o        Randall Oliphant         Chairman of the Board

         o        Ray Threlkeld            President and Chief Executive Officer
                                           (Principal Executive Officer)

         o        Brian Penny              Chief Financial Officer (Principal
                                           Financial and Accounting Officer)

         o        Paul Semple              Vice President of Projects

         o        Graham Desson            Controller and Secretary

         (d) On February 13, 2006, Randall Oliphant and Martyn Konig were each nominated and elected to serve on the board of directors of the Company, to hold office until the annual meeting of stockholders of the Company in 2006, or until their respective successors are elected and qualify. On February 13, 2006 Vahan Kololian was nominated and elected to serve on the board of directors of the Company, effective eleven days after mailing of an information statement on Form 14f-1 to the shareholders of record of the Company as of February 13, 2006.

         Each of Messers Oliphant, Threlkeld, Penny, Semple, Desson, Konig and Kololian were granted options to purchase 2,500,000, 1,250,000, 1,000,000, 700,000, 500,000, 750,000 and 750,000 shares of the Company's Common Stock, respectively. The exercise price of the options is equal to the closing price of the Company's Common Stock on February 10, 2006 ($0.34 per share).

         Mr. Randall Oliphant, age 46, has been the Chairman and CEO of Rockcliff Group Limited, a private corporation actively involved with its shareholdings, primarily in the mining sector, including Silver Bear Resources Inc> since September 2004. Mr. Oliphant is on the Advisory Board of Metalmark Capital LLC (formerly Morgan Stanley Capital Partners) and since February 2005 has served on the Board of Western Oil Sands Inc. Since 2003 Mr. Oliphant has served on the boards of a number of private companies and not-for-profit organizations. From March 1999 to February 2003, he was the President and CEO of Barrick Gold Corporation. Mr. Oliphant holds a Bachelor's of Comm. from the University of Toronto and is a Chartered Accountant.

         Mr. Vahan Kololian, age 52, founded and is Managing Partner of TerraNova Partners LP, which invests in the industrial, services and resource sectors. Since 2002 Mr. Kololian has been Chairman of Precinda Corporation, a private manufacturing company. Mr. Kololian also serves on the boards of the following public companies Terra

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Nova Acquisition Corporation and Manicouagen. Mr. Kololian has obtained degrees from University of Western Ontario, University of Grenoble, and a LL.B. from the University of Ottawa. Mr. Kololian is a Member of the Law Society of Upper Canada.

         Mr. Martyn Konig, age 48, has 20 years experience in investment banking and commodity markets. Since January 2005 Mr. Konig has served as CEO of AIM listed Latitude Resources Plc. Since June 2001 Mr. Konig has served as Non-Executive Chairman of EBT Mobile China. He has extensive experience in the natural resource sector, which includes senior management responsibility in resource finance and commodity trading operations at various international investment banks. Mr. Konig was a main Board Director of NM Rothschild for 15 years and held senior positions at Goldman Sachs and UBS. Mr. Konig is a Barrister and Fellow of the Chartered Institute of Bankers.

         Mr. Raymond W. Threlkeld, age 59, has over 30 years of mineral industry experience ranging from discovery, feasibility study, development management, operations management, and corporate officer. Since July 2005, Mr. Threlkeld has been the Chief Operating Officer of Silver Bear Resources Inc., a private mineral resource company. From 1996 to 2005 Mr. Threlkeld held various senior management positions in precious metal mine development with Barrick Gold Corporation and Coeur d'Alene Mines Corporation including the development of the Pierina Mine in Peru, the Bulyanhulu Mine in Tanzania and the Veladero Mine located in Argentina. Mr. Threlkeld holds a degree in Geology and has had exploration acquisition success in the Western United States in addition to the management and project development experience sited above.

         Mr. Brian Penny, age 43, has over 20 years of experience in mine finance and accounting. Since January 2005 Mr. Penny has been the Chief Financial Officer of Silver Bear Resources Inc., a private mineral resource company. Since 2004 Mr. Penny has been and Director of, and chairs, the Audit Committees of Equinox Minerals Limited and Baffinland Iron Mines Corporation and since 2005 has been and Director of, and chairs, the Audit Committees of Alamos Gold Inc. While serving as Chief Financial Officer (1993 - 2004) with Kinross Gold Company, Mr. Penny was responsible for all finance, banking, hedging and financial reporting activities including the financial due diligence surrounding a U.S. $1.3 billion merger with TVX Gold Inc. and Echo Bay Mines Ltd. Mr. Penny holds a diploma of Business in Accounting and is a Certified Management Accountant.

         Mr. Paul G. Semple, age 45, has 23 years of experience in the mining industry and has focused on feasibility studies, project development and operations of precious and base metals deposits. From 2001 until 2006 Mr. Semple has been President of PG Semple Consulting and President of Penguin Automated Systems Inc. Mr. Semple has spent much of his time with Kilborn (later SNC-Lavalin) where he was involved in all aspects of project development from initial studies through to construction and operations. During this time, Mr. Semple held various positions including Vice President and General Manager, SNC Lavalin Engineers and Constructors. Mr. Semple holds a Bachelor's of Applied Science from Queen's University and is a professional engineer.

         Mr. Graham Desson, age 58, has served as Controller of Silver Bear Resources Inc., a private Canadian company engaged in mining exploration in the Russian Federation since May 2005. From 2001 to 2004 Mr. Desson was engaged as a financial consultant and then served as Director - Treasury of Biovail Corporation, a public pharmaceutical company. Thereafter he was engaged in consulting activity in the mining industry.

         A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


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
ITEM 8.01         OTHER EVENTS

         On February 13, 2006, the Company issued a press release announcing that it had terminated its Agreement and Plan of Merger and Reorganization, dated September 30, 2005, with Romarco and Merger Sub. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

         10.1 Form of Securities Purchase Agreement, dated February 13, 2006, by and among Western Goldfields, Inc. and the Purchasers listed on the Schedule of Purchasers therein.
         10.2     Form of Warrant.
         99.1     Press Release of the Company issued on February 13, 2006.
         99.2     Press Release of the Company issued on February 13, 2006.



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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 17, 2006          Western Goldfields, Inc.


                                  By:    /s/ Brian Penny
                                         ---------------------------------------
                                  Name:  Brian Penny
                                         ---------------------------------------
                                  Title: Chief Financial Officer
                                         ---------------------------------------


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

                                  EXHIBIT INDEX

      Exhibit No. Exhibit Name

         10.1 Form of Securities Purchase Agreement, dated February 13, 2006, by and among Western Goldfields, Inc. and the Purchasers listed on the Schedule of Purchasers therein.
         10.2     Form of Warrant.
         99.1     Press Release of the Company issued on February 13, 2006.
         99.2     Press Release of the Company issued on February 13, 2006.

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